INCREMENTAL ASSUMPTION AGREEMENT
INCREMENTAL ASSUMPTION AGREEMENT, dated as of January 23, 2017 (this “Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the financial institutions party hereto (the “Incremental Revolving Facility Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, reference is made to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the several lenders from time to time parties thereto (the “Lenders”), the Administrative Agent and the other agents parties thereto;

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower wishes to obtain Incremental Revolving Facility Commitments;

WHEREAS, JPMorgan Chase Bank, N.A. is the lead arranger and bookrunner for the Incremental Revolving Facility Commitments contemplated hereby (in such capacity, the “Lead Arranger”) and Suntrust Robinson Humphrey, Inc., Goldman Sachs Bank USA, Credit Agricole Corporate and Investment Bank, BMO Capital Markets Corp., Barclays Bank PLC, Citizens Bank, N.A., Bank of America, N.A., the Bank of Nova Scotia, and Wells Fargo Bank, National Association are the joint lead arrangers and joint bookrunners for the Incremental Revolving Amended Term Loan Facility Commitments contemplated hereby; and

WHEREAS, the Borrower, the Incremental Revolving Facility Lenders and the Administrative Agent are willing to agree to this Agreement on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.    Incremental Revolving Facility Commitments.
(a)    The Borrower has requested $235,000,000 of Incremental Revolving Facility Commitments and that the date on which such Incremental Revolving Facility Commitments become effective be the Effective Date (as defined below), and each Incremental Revolving Facility Lender has severally agreed to provide an Incremental Revolving Facility Commitment in the amount set forth opposite such Incremental Revolving Facility Lender on Exhibit A hereto.
(b)    On the Effective Date, this Agreement shall constitute an “Incremental Assumption Agreement” pursuant to section 2.20 of the Credit Agreement, the Incremental Revolving Facility Commitments referred to in Section 2(a) above shall constitute additional “Revolving Facility Commitments” and any loans made pursuant to such Incremental Revolving Facility Commitments shall constitute “Revolving Facility Loans” under the Credit Agreement as set forth in this Section 2.

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(c)    The Incremental Revolving Facility Commitments shall have the same terms and conditions as those of the Revolving Facility Commitments existing at the time of the Effective Date, including, for the avoidance of doubt, each of the terms and conditions existing under the Credit Agreement.
(d)    Following the Effective Date, all Revolving Facility Loans shall be made in accordance with the aggregate Revolving Facility Commitments of the Revolving Facility Lenders after giving effect to the Incremental Revolving Facility Commitments contemplated hereby. Pursuant to Section 2.20(d) of the Credit Agreement, the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Revolving Facility Loans, including in respect of Incremental Revolving Facility Commitments contemplated hereby, when originally made, are included in each Borrowing of outstanding Revolving Facility Loans on a pro rata basis.
SECTION 3.    Effectiveness. This Agreement (including the Incremental Revolving Facility Commitments provided herein) shall become effective as of the date (the “Effective Date”) on which the following conditions have been satisfied:
(a)    The Administrative Agent (or its counsel) shall have received a duly executed and completed counterpart hereof that bears the signature of (i) the Borrower, (ii) Holdings, (iii) the Administrative Agent, and (iv) each Incremental Revolving Facility Lender.
(b)    The Administrative Agent shall have received an Acknowledgment and Confirmation in the form of Annex I hereto from an authorized officer of each Loan Party.
(c)    The Administrative Agent shall have received all fees payable thereto or to any Incremental Revolving Facility Lender on or prior to the Effective Date.
(d)    To the extent invoiced, the Administrative Agent shall have received reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) in connection with this Agreement and any other reasonable out-of-pocket expenses required to be reimbursed or paid by the Loan Parties under the Credit Agreement or under any Loan Document.
(e)    No Event of Default or Default shall have occurred and be continuing.
(f)    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (i) after giving effect to this Agreement, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Effective Date)); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects, and (ii) no Default or Event of Default has occurred and is continuing on the Effective Date after giving effect to this Agreement.
(g)    The Administrative Agent shall have received, on behalf of itself and each Incremental Revolving Facility Lender on the Effective Date (after giving effect hereto), a favorable written opinion of (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and (ii) local counsel reasonably

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satisfactory to the Administrative Agent as specified on Schedule 4.02(b) to the Credit Agreement, in each case (A) dated the Effective Date, (B) addressed to the Administrative Agent and each Incremental Revolving Facility Lender and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement and the Loan Documents as the Administrative Agent shall reasonably request.
(h)    The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii) and (iii) below:
(i)    a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party;
(ii)    a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Effective Date and certifying:
(A)    that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below,
(B)    that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Agreement and the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Effective Date,
(C)    that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above, and
(D)    as to the incumbency and specimen signature of each officer executing any Loan Document (including the Acknowledgment and Confirmation in the form of Annex I hereto) or any other document delivered in connection herewith on behalf of such Loan Party; and
(iii)    a certificate of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (ii) above.

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(i)    The Incremental Revolving Facility Lenders shall have received a solvency certificate in form and substance reasonably satisfactory to the Administrative Agent and signed by the Chief Financial Officer of the Borrower.
(j)    The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act, requested not less than five business days prior to the date hereof.
(k)    The Borrower shall be in Pro Forma Compliance after giving effect to the Incremental Revolving Facility Commitments requested and provided hereby on the Effective Date.
SECTION 4.    Representations and Warranties. The Borrower represents and warrants to each of the Incremental Revolving Facility Lenders and the Administrative Agent that as of the Effective Date:
(a)     This Agreement has been duly authorized, executed and delivered by it, and this Agreement and the Credit Agreement constitute its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)     Each of the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Effective Date)); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects.
SECTION 5.    Effect of this Agreement.
(a)    This Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)    This Agreement and the Acknowledgment and Confirmation shall each constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.    General.
(a)     GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(b)     Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement, including the reasonable

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fees, charges and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent.
(c)     Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.
(d)    Headings. The headings of this Agreement are used for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
(e)    FATCA Grandfathered Status. Solely for purposes of determining withholding Taxes under FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Incremental Revolving Facility Lenders hereby authorize the Administrative Agent to treat) the Incremental Revolving Facility Commitments established hereby as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
REALOGY GROUP LLC, as Borrower

By:	/s/ Anthony E. Hull Name: Anthony E. Hull Title: Execute Vice President and Treasurer
REALOGY INTERMEDIATE HOLDINGS, LLC, as Holdings

By:	/s/ Anthony E. Hull Name: Anthony E. Hull Title: Execute Vice President and Treasurer

Signature Page to 2017 Incrmental Assumption Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Amrish Desai Name: Amrish Desai Title: Vice President

Signature Page to 2017 Incrmental Assumption Agreement

JPMorgan Chase Bank, N.A.,
as an Incremental Revolving Facility Lender

By:	/s/ Amrish Desai Name: Amrish Desai Title: Vice President
SunTrust Bank,
as an Incremental Revolving Facility Lender

By:	/s/ Johnetta Bush Name: Johnetta Bush Title: Vice President
GOLDMAN SACHS BANK USA,
as an Incremental Revolving Facility Lender

By:	/s/ Annie Carr Name: Annie Carr Title: Authorized Signatory
Credit Agricole Corporate and Investment Bank,
as an Incremental Revolving Facility Lender

By:	/s/ Mark Koneval Name: Mark Koneval Title: Managing Director

By:	/s/ Gordon Yip Name: Gordon Yip Title: Director
Bank of Montreal,
as an Incremental Revolving Facility Lender

By:	/s/ Andrew Berryman Name: Andrew Berryman Title: Vice President

Signature Page to 2017 Incrmental Assumption Agreement

BARCLAYS BANK PLC,
as an Incremental Revolving Facility Lender

By:	/s/ Christopher M. Aitkin Name: Christopher M. Aitkin Title: Assistant Vice President
CITIZENS BANK, N.A.,
as an Incremental Revolving Facility Lender

By:	/s/ Donald A. Wright Name: Donald A. Wright Title: SVP
Bank of America, N.A.,
as an Incremental Revolving Facility Lender

By:	/s/ Suzanne E. Pickett Name: Suzanne E. Pickett Title: Vice President
The Bank of Nova Scotia,
as an Incremental Revolving Facility Lender

By:	/s/ Mauricio Saishio Name: Mauricio Saishio Title: Director
Wells Fargo Bank, National Association,
as an Incremental Revolving Facility Lender

By:	/s/ Maribelle Villasenor Name: Maribelle Villasenor Title: Director

Signature Page to 2017 Incrmental Assumption Agreement

PEOPLE'S UNITED BANK, NATIONAL ASSOCIATION,
as an Incremental Revolving Facility Lender

By:	/s/ James Riley Name: James Riley Title: Senior Vice President
The Toronto-Dominion Bank, New York Branch
as an Incremental Revolving Facility Lender

By:	/s/ Savo Bozic Name: Savo Bozic Title: Authorized Signatory
Signature Bank
as an Incremental Revolving Facility Lender

By:	/s/ Richard Ohl Name: Richard Ohl Title: Vice President
Capital One, National Association,
as an Incremental Revolving Facility Lender

By:	/s/ Thomas L. Savage Name: Thomas L. Savage Title: Vice President

Signature Page to 2017 Incrmental Assumption Agreement

Exhibit A

INCREMENTAL REVOLVING FACILITY COMMITMENTS

Incremental Revolving Facility Lender	Incremental Revolving Facility Commitment
JPMorgan Chase Bank, N.A.	$15,000,000
SunTrust Bank	$15,000,000
Goldman Sachs Banks USA	$15,000,000
Credit Agricole Corporate and Investment Bank	$15,000,000
Bank of Montreal	$10,000,000
Barclays Bank PLC	$15,000,000
Citizens Bank, N.A.	$15,000,000
Bank of America, N.A.	$15,000,000
The Bank of Nova Scotia	$10,000,000
Wells Fargo Bank, National Association	$20,000,000
People’s United Bank, National Association	$5,000,000
The Toronto-Dominion Bank, New York Branch	$25,000,000
Signature Bank	$10,000,000
Capital One Bank	$50,000,000
Total:	$235,000,000.00

Annex I

ACKNOWLEDGMENT AND CONFIRMATION
Reference is made to the INCREMENTAL ASSUMPTION AGREEMENT, dated as of January 23, 2017 (the “Agreement”; capitalized terms used herein without definition shall have the meanings therein), with respect to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 5, 2013 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Agreement, the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.
(a)    The Borrower is obtaining Incremental Revolving Facility Commitments pursuant to the Agreement as set forth therein. Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:
(i)    all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Agreement; and
(ii)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Agreement, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and related guarantees.
(b)    This Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).
(c)    THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(d)    This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgment and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgment and Confirmation by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Confirmation to be duly executed and delivered as of the date first written above.
REALOGY GROUP, LLC
By:    /s/ Anthony E. Hull
    Name:     Anthony E. Hull
    Title:     Executive Vice President and Treasurer

REALOGY INTERMEDIATE HOLDINGS LLC
By:    /s/ Anthony E. Hull
    Name:     Anthony E. Hull
    Title:     Executive Vice President and Treasurer

Signature Page to Acknowledgment and Confirmation

SUBSIDIARY GUARANTORS:
CASTLE EDGE INSURANCE AGENCY, INC.
REALOGY OPERATIONS LLC
REALOGY SERVICES GROUP LLC
REALOGY SERVICES VENTURE PARTNER LLC

By: /s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

CARTUS CORPORATION
MID-ATLANTIC SETTLEMENT SERVICES LLC
TRG MARYLAND HOLDINGS LLC

By: /s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President and Treasurer

Signature Page to Acknowledgment and Confirmation

AMERICAN TITLE COMPANY OF HOUSTON
BURNET TITLE HOLDING LLC
BURNET TITLE LLC
CASE TITLE COMPANY
CORNERSTONE TITLE COMPANY
EQUITY TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
GUARDIAN HOLDING COMPANY
GUARDIAN TITLE AGENCY, LLC
KEYSTONE CLOSING SERVICES LLC
LAKECREST TITLE, LLC
LAND TITLE AND ESCROW, INC.
MARKET STREET SETTLEMENT GROUP LLC
NATIONAL COORDINATION ALLIANCE LLC
NRT SETTLEMENT SERVICES OF MISSOURI LLC
NRT SETTLEMENT SERVICES OF TEXAS LLC
PROCESSING SOLUTIONS LLC
SECURED LAND TRANSFERS LLC
ST. JOE TITLE SERVICES LLC
TEXAS AMERICAN TITLE COMPANY
TITLEONE CORPORATION
TITLEONE EXCHANGE COMPANY
TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC
TITLE RESOURCE GROUP HOLDINGS LLC
TITLE RESOURCE GROUP LLC
TITLE RESOURCE GROUP SERVICES LLC
TRG SETTLEMENT SERVICES, LLP

By: /s/ Thomas N. Rispoli
Name: Thomas N. Rispoli
Title: Chief Financial Officer

Signature Page to Acknowledgment and Confirmation

BETTER HOMES AND GARDENS REAL ESTATE LLC
BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
COLDWELL BANKER LLC
COLDWELL BANKER REAL ESTATE LLC
ERA FRANCHISE SYSTEMS LLC
GLOBAL CLIENT SOLUTIONS LLC
ONCOR INTERNATIONAL LLC
REALOGY FRANCHISE GROUP LLC
REALOGY GLOBAL SERVICES LLC
REALOGY LICENSING LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC
ZAPLABS LLC

By: /s/ Andrew G. Napurano
Name: Andrew G. Napurano
Title: Chief Finance and Strategy Officer

Signature Page to Acknowledgment and Confirmation

ALPHA REFERRAL NETWORK LLC
BURGDORFF LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
CB COMMERCIAL NRT PENNSYLVANIA LLC
CDRE TM LLC
CLIMB REAL ESTATE, INC.
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY
COLDWELL BANKER RESIDENTIAL BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.
COLORADO COMMERCIAL, LLC
CORCORAN GROUP LLC
HFS LLC
HFS.COM CONNECTICUT REAL ESTATE LLC
HFS.COM REAL ESTATE INCORPORATED
HFS.COM REAL ESTATE LLC
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
MARTHA TURNER PROPERTIES, L.P.
MARTHA TURNER SOTHEBY'S INTERNATIONAL REALTY REFERRAL COMPANY LLC
MTPGP, LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA LLC
NRT ARIZONA REFERRAL LLC
NRT CAROLINAS LLC
NRT CAROLINAS REFERRAL NETWORK LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT DEVELOPMENT ADVISORS LLC
NRT DEVONSHIRE LLC

NRT DEVONSHIRE WEST LLC
NRT FLORIDA LLC
NRT HAWAII REFERRAL, LLC
NRT LLC
NRT MID-ATLANTIC LLC
NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC
NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PHILADELPHIA LLC
NRT PITTSBURGH LLC
NRT PROPERTY CARE LLC
NRT PROPERTY MANAGEMENT ARIZONA LLC
NRT PROPERTY MANAGEMENT ATLANTA LLC
NRT PROPERTY MANAGEMENT CALIFORNIA, INC.
NRT PROPERTY MANAGEMENT DC LLC
NRT PROPERTY MANAGEMENT DELAWARE LLC
NRT PROPERTY MANAGEMENT FLORIDA LLC
NRT PROPERTY MANAGEMENT GEORGIA LLC
NRT PROPERTY MANAGEMENT ILLINOIS LLC
NRT PROPERTY MANAGEMENT LOUISIANA LLC
NRT PROPERTY MANAGEMENT MARYLAND LLC
NRT PROPERTY MANAGEMENT MINNESOTA LLC
NRT PROPERTY MANAGEMENT NEW JERSEY LLC
NRT PROPERTY MANAGEMENT NORTH CAROLINA LLC
NRT PROPERTY MANAGEMENT OKLAHOMA LLC
NRT PROPERTY MANAGEMENT PENNSYLVANIA LLC
NRT PROPERTY MANAGEMENT SOUTH CAROLINA LLC
NRT PROPERTY MANAGEMENT TEXAS LLC
NRT PROPERTY MANAGEMENT VIRGINIA LLC

Signature Page to Acknowledgment and Confirmation

NRT REFERRAL NETWORK LLC
NRT RELOCATION LLC
NRT RENTAL MANAGEMENT SOLUTIONS LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC.
NRT TEXAS LLC
NRT UTAH LLC
NRT WEST, INC.
NRT ZIPREALTY LLC
REAL ESTATE REFERRAL LLC
REAL ESTATE REFERRALS LLC
REAL ESTATE SERVICES LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC
REFERRAL NETWORK LLC
REFERRAL NETWORK PLUS, INC.
REFERRAL NETWORK, LLC
SOTHEBY'S INTERNATIONAL REALTY REFERRAL COMPANY, LLC
SOTHEBY'S INTERNATIONAL REALTY, INC.
THE SUNSHINE GROUP, LTD.

By: /s/ Kevin R. Greene
Name: Kevin R. Greene
Title: Chief Financial Officer

Signature Page to Acknowledgment and Confirmation